CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in, or made part of, this Form 8-K.


                                                LUND KOEHLER COX & COMPANY, PLLP

Minneapolis, Minnesota
May 20, 1996